Exhibit 28a(13) under Form N-1A
Exhibit  3(i) under Item 601/Reg. S-K

MONEY MARKET OBLIGATIONS TRUST

Amendment No. 36
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989

THIS Declaration of Trust is amended as follows:

I.	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

Section 5.  Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Alabama Municipal Cash Trust
Federated Automated Cash Management Trust
Cash II Shares
Class R Shares
Institutional Service Shares
Federated Automated Government Cash Reserves
Institutional Service Shares
Federated Automated Government Money Trust
Federated California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Federated Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Eagle Shares
Premier Shares
Federated Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Tax-Free Money Market Fund
Institutional Service Shares
Investment Shares

The undersigned, President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 9th day of November, 2010, to become effective on February 25, 2011.

WITNESS the due execution hereof this 22nd day of February, 2011.

/s/ J. Christopher Donahue
J. Christopher Donahue
President